Exhibit 99.1

EXECUTION VERSION

EIGHTH AMENDMENT TO PROGRAM AGREEMENT, FOURTH AMENDMENT TO CO-BRAND PROGRAM AGREEMENT AND THIRD AMENDMENT TO SERVICING AGREEMENT

This EIGHTH AMENDMENT TO PROGRAM AGREEMENT, FOURTH AMENDMENT TO CO-BRAND PROGRAM AGREEMENT AND THIRD AMENDMENT TO SERVICING AGREEMENT (this “Amendment”), is made and entered into as of September 7, 2012 (the “Amendment Date”), and amends (i) the Program Agreement, dated as of April 15, 2003, among SAKS INCORPORATED (“Saks”), SAKS FIFTH AVENUE, INC. (as successor in interest to McRAE’S, INC., “Saks Fifth Avenue”), and CAPITAL ONE, N.A. (as successor in interest to HOUSEHOLD BANK (SB), N.A., the “Bank”) (as amended, the “Private Label Agreement”), (ii) the Co-Brand Program Agreement, dated as of August 11, 2006, between Saks and the Bank (as successor in interest to HSBC BANK NEVADA, N.A. (as amended, the “Co-Brand Agreement”), and (iii) the Servicing Agreement, dated as of April 15, 2003, between Saks Fifth Avenue (as successor in interest to McRAE’S, INC.) and the Bank (as successor to HSBC PRIVATE LABEL CORPORATION (as successor to HOUSEHOLD CORPORATION) (as amended, the “Servicing Agreement” and, together with the Private Label Agreement and the Co-Brand Agreement, the “Agreements”). Saks and Saks Fifth Avenue are sometimes referred to collectively as the “Saks Companies.”

WHEREAS, as of May 1, 2012, Capital One Financial Corporation and its affiliates acquired certain assets and assumed certain liabilities related to the U.S. credit card and retail services business of HSBC Finance Corporation pursuant to which Bank has assumed the rights and obligations of HSBC Bank Nevada, N.A. under the Agreements;

WHEREAS, the parties hereto desire to make certain amendments to the Agreements as described in this Amendment;

NOW THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Article I.        AMENDMENTS TO THE PRIVATE LABEL AGREEMENT

Section 1.01    Section 1.01 of the Private Label Agreement is hereby amended by deleting the definitions of “Business Sale Event”, “Business Sale Termination Date”, “Pro Forma Amount”, “Refund Amount” and “Reversion Date” as currently set forth therein.

Section 1.02    Section 1.01 of the Private Label Agreement is hereby amended by inserting therein the following new defined term and its associated definition in alphabetical order:

“Incremental Marketing Contribution”: As defined in Section 2.04(c).

Section 1.03    Section 2.04(b) of the Private Label Agreement is hereby amended by deleting the phrase “with respect to Program A” that appears immediately after the phrase “multiplied by the LTM Net Volume” contained therein.

Section 1.04    Section 5.04(d) of the Private Label Agreement is hereby deleted in its entirety and replaced with the following:

“(d)    For the avoidance of doubt, the Parties agree that the payment specified in Section 2.04(b)(ii) (and the LTM Net Volume referred to therein) shall apply to and include amounts billed in respect of all Program B Accounts, Program B+ Accounts and Program I Accounts.”

Section 1.05    Section 5.04(f) of the Private Label Agreement is hereby amended by deleting from the penultimate sentence thereof the following phrase “, Program B+ Accounts”.

Section 1.06    Section 5.04(g) of the Private Label Agreement is hereby amended by deleting therefrom the following: “, B+”.

Section 1.07    Section 7.02(d) of the Private Label Agreement is hereby deleted in its entirety and replaced with “[Intentionally Omitted]”.

Section 1.08    Section 8.02(a)(vi) of the Private Label Agreement is hereby deleted in its entirety and replaced with the following:

“(vi)    A Change of Control shall occur with respect to any HSBC Entity.”.

Section 1.09    Section 8.02(a)(xiii) of the Private Label Agreement is hereby deleted in its entirety and replaced with “[Intentionally Omitted]”.

Section 1.10    Section 8.02(a)(xiv) of the Private Label Agreement is hereby deleted in its entirety and replaced with “[Intentionally Omitted]”.

Section 1.11    Section 8.02(b)(vi) of the Private Label Agreement is hereby deleted in its entirety and replaced with “[Intentionally Omitted]”.

Section 1.12    The first two sentences of Section 8.03(a) of the Private Label Agreement are hereby deleted in their entirety and replaced with the following:

“If a Saks Early Termination Event shall have occurred and be continuing, the Company shall have the right, in its sole discretion, to terminate this Agreement by delivering written notice to the Bank setting forth the basis for termination and specifying the effective date of termination, except that (A) if such Saks Early Termination Event is due to an Event of Bankruptcy such termination shall occur automatically without notice of any kind, (B) in order for the Company to terminate this Agreement pursuant to Section 8.02(a)(xv) or (xvii), such written notice must be delivered to the Bank no later than 90 days after the date on which Bank has communicated to the Company its definitive decision to exercise its ultimate decision making authority under Section 3.04 or actually made the modification of the Underwriting and Credit Policy leading to such termination right, and (C) in order for the Company to terminate this Agreement pursuant to Section 8.02(a)(xvi), such written notice must be delivered to the Bank no later than 10 days after the end of the Change in Law Negotiation Period. In the case of any termination of this Agreement pursuant to Section 8.02(a)(xv), (xvi), or (xvii), the effective date of termination shall be the date that is the first anniversary of the later of (1) the date on which written notice of termination is delivered by the Company and (2) the date on which the Bank shall have delivered the Portfolio Data to the Company and shall have certified such delivery in writing to the Company.”.

Section 1.13    Section 8.03(a)(ii)(D) of the Private Label Agreement is hereby amended by deleting “or Section 8.02(xiii)” therefrom.

Section 1.14    Section 8.03(a)(iv) of the Private Label Agreement is hereby deleted in its entirety and replaced with the following:

“(iv)    The Company or its designee shall have the option to purchase all Account Receivables outstanding on the date of such purchase under such Accounts at the lesser of (A) fair market value of all such Account Receivables on such date, as determined through the independent appraisal process set forth in Section 8.06 or (B) the aggregate outstanding balance of all such Account Receivables on such date; provided, however, that (I) in the event of a termination of this Agreement by reason of a Saks Early Termination Event referred to in Sections 8.02(a)(xv) or (xvii), the amount payable for such Account Receivables shall be the aggregate outstanding balance of all such Account Receivables on such date; provided, further, however, that the Company may, in its sole discretion, but shall not be obligated to, purchase any charged-off Account Receivables that have not been sold by the Bank for an amount equal to the Charged-Off Account Receivable Purchase Price and (II) in the event of a termination of this Agreement by reason of a Saks Early Termination Event referred to in Section 8.02(a)(xvi), the amount payable for such Account Receivables shall be as set forth in Section 8.04A.”.

Section 1.15    Section 8.03(h) of the Private Label Agreement is hereby deleted in its entirety and replaced with “[Intentionally Omitted]”.

Section 1.16    The first two sentences of Section 8.04 of the Private Label Agreement are hereby deleted in their entirety and replaced with the following:

“If an HSBC Early Termination Event shall have occurred and be continuing, the Bank shall have the right, in its sole discretion, to terminate this Agreement by delivering written notice to the Saks Companies setting forth the basis for termination and specifying the effective date of termination, except that in order for the Bank to terminate this Agreement pursuant to Section 8.02(b)(vii), such written notice must be delivered to the Company no later than 10 days after the end of the Change in Law Negotiation Period. In the case of any termination of this Agreement pursuant to Section 8.02(b)(vii), the effective date of termination shall be the date that is the first anniversary of the later of (1) the date that written notice of such termination is delivered by the Bank and (2) the date on which the Bank shall have delivered the Portfolio Data to the Company and shall have certified such delivery in writing to the Company.”.

Section 1.17    Section 8.04(b) of the Private Label Agreement is hereby deleted in its entirety and replaced with the following:

“(b)    The Company shall have the option to repurchase all existing Account Receivables for the greater of (A) fair market value of all such Account Receivables on the date of such purchase, as determined through the independent appraisal process set forth in Section 8.06 or (B) the aggregate outstanding balance of all such Account Receivables on the date of such purchase; provided, however, that in the event of a termination of this Agreement by reason of an HSBC Early Termination Event referred to in Section 8.02(b)(vii), the amount payable for such Account Receivables shall be as set forth in Section 8.04A;”.

Section 1.18    Section 8.05(b) of the Private Label Agreement is hereby deleted in its entirety and replaced with the following:

“(b)    Notwithstanding anything in this Agreement, if the Company desires to exercise any right to purchase outstanding Account Receivables under this Agreement, then (i) in every event the purchase and conveyance of the Account Receivables, and all amounts payable between the Parties in connection therewith, shall occur simultaneously with the termination of this Agreement, and (ii) the Company shall provide the Bank with written notice of its election to exercise such a purchase right (A) at least 180 days before termination of this Agreement if this Agreement terminates upon exercise of the termination rights for an event specified in Section 8.02(a)(xv), (xvi) or (xvii) or Section 8.02(b)(vii) or if this Agreement terminates other than by reason of an Early Termination Event, and (B) at least 20 Business Days before termination of this Agreement if this Agreement terminates upon exercise of any Early Termination Event other than the Early Termination Events specified in clause (i).”.

Section 1.19    Schedule 1.01 to the Private Label Agreement is hereby amended as set forth on Schedule 1.01 to this Amendment.

Section 1.20    Schedule 1.01(b) to the Private Label Agreement is hereby deleted in its entirety and replaced by Schedule 1.01(b) to this Amendment.

Section 1.21    Schedule 2.04(c) to the Private Label Agreement is hereby deleted in its entirety and replaced by Schedule 2.04(c) to this Amendment.

Section 1.22    Schedule 5.01 to the Private Label Agreement is hereby amended as set forth on Schedule 5.01 to this Amendment.

Section 1.23    Schedule 5.04 to the Private Label Agreement is hereby amended in its entirety as set forth on Schedule 5.04 to this Amendment.

Section 1.24    The Private Label Agreement is hereby amended by deleting Schedule 8.03(h) therefrom.

Article II.        AMENDMENTS TO THE CO-BRAND AGREEMENT

Section 2.01    Section 1.02 of the Co-Brand Agreement is hereby amended by deleting the defined term “Threshold Date” and its associated definition therefrom.

Section 2.02    The Co-Brand Agreement is hereby amended by adding the following Section 2.04(g) following Section 2.04(f) thereof:

“No later than October 31, 2012, the Bank shall generate a coordinated plan with the Saks Companies, as mutually agreed upon by the parties, to test growth initiatives for the Co-brand Program, including, but not limited to, an analysis of the Loyalty Programs, associate training and incentives, mail channels and the role of the MasterCard network in growing the program.”.

Section 2.03    Section 7.02(a)(v) of the Co-Brand Agreement is hereby deleted in its entirety and replaced with the following:

“(v)    A Change of Control shall occur with respect to any HSBC Entity.”.

Section 2.04    Section 7.02(b)(vi) of the Co-Brand Agreement is hereby deleted in its entirety and replaced with “[Intentionally Omitted]”.

Section 2.05    Schedule 2.04(d) to the Co-Brand Agreement is hereby amended by adding the following at the end thereof:

“This Section 2.04(d) supersedes Section 5 of the Letter Agreement, dated August 16, 2010, between the Company and Capital One, N.A. (as successor to HSBC Bank Nevada, N.A.).”.

Article III.        AMENDMENTS TO THE SERVICING AGREEMENT

Section 3.01    Section 1.01 of the Servicing Agreement is hereby amended by inserting therein the following new defined terms and their associated definitions in alphabetical order:

“Capital One”: As defined in Section 7.18 hereof.

“Card Programs”: As defined in Section 7.18 hereof.

“Regulatory Agencies”: As defined in Section 7.18 hereof.

Section 3.02    Exhibit 2.02(b) to the Servicing Agreement is hereby deleted in its entirety and replaced by Exhibit 2.02(b) to this Amendment.

Section 3.03    The Servicing Agreement is hereby amended by adding the following Section 7.18 following Section 7.17 thereof:

“Section 7.18    Regulatory Agencies. Servicer acknowledges that Capital One, N.A. and its affiliates (collectively, “Capital One”) are subject to regulation and supervision by various federal and state agencies (“Regulatory Agencies”) with respect to consumer financial services provided by Capital One, including in connection with the private label and co-brand credit card programs offered by Capital One under Capital One’s arrangements with the Saks Companies (the “Card Programs”). Servicer will allow, and will cause the Saks Companies to allow, the Regulatory Agencies to audit and examine Servicer and the Saks Companies with respect to their respective participation in the Card Programs, including with respect to services provided under this Agreement.

Article IV.        MISCELLANEOUS

Section 4.01    Each of Saks and the Bank represents and warrants to the other party that each of the representations and warranties set forth in Sections 6.01 and 6.02 of the Private Label Agreement (other than the representations and warranties in Sections 6.01(d) and 6.02(d)), respectively, are true and correct, provided that each reference to the “Agreement” shall be deemed a reference to the Agreements as amended by this Amendment.

Section 4.02    The Bank and the Saks Companies agree to the additional terms and conditions set forth on Schedule 4.02 to this Amendment.

Section 4.03    The Saks Companies hereby waive any right that they have or had to terminate any of the Agreements that arose solely (a) upon and as a result of the entry into or consummation of the Capital One Transaction or (b) as a result of a failure by any party to the Capital One Transaction to provide any notice to, or obtain any consent or approval from, Saks or any of its Affiliates in connection with the Capital One Transaction.

Section 4.04    The Saks Companies and the Bank agree to consider in good faith proposed changes to the Agreements, if any, that the proposing party in good faith believes are required to conform the Agreements to applicable Requirements of Law (as defined in the Private Label Agreement). Neither the Saks Companies nor Bank shall have any liability if no such change to the Agreements is executed or adopted, except to the extent that such party has failed to act in good faith as required by this Section 4.04. Nothing in this Section 4.04 shall in any way affect the rights and obligations of the parties under the Private Label Agreement, including without limitation (i) the rights of Bank under Section 3.03(d) to take actions in accordance with Requirements of Law (as defined in the Private Label Agreement) to the extent and pursuant to the procedures set forth therein and (ii) the rights and obligations of the parties set forth in the Section 3.03(h) thereof to the extent any such actions implicate the standards set forth in the Servicing Agreement or the other matters referred to in such Section.

Section 4.05    Except as amended by this Amendment, each of the Private Label Agreement, the Co-Brand Agreement and the Servicing Agreement shall remain in full force and effect.

Section 4.06    This Amendment shall have become effective upon execution and delivery of the parties hereto, but upon such execution shall have retroactive effect from May 1, 2012, and all amounts payable pursuant to the Private Label Agreement, the Co-Brand Agreement and the Servicing Agreement in respect of any date or period following May 1, 2012 shall be calculated after giving effect hereto.

Section 4.07    The provisions of Section 12.08 through 12.13 of the Private Label Agreement shall apply to this Amendment as if references therein to “this Agreement” shall be deemed to be references to “this Amendment.”

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IN WITNESS WHEREOF, the Parties have caused their respective duly authorized representatives to execute this Amendment as of the date first above written.

SAKS INCORPORATED

By:	/s/ Michael Rodgers
Name: Michael Rodgers
Title: Executive Vice President and Chief
Information and Operations Officer

SAKS FIFTH AVENUE, INC.

By:	/s/ Michael Rodgers
Name: Michael Rodgers
Title: Executive Vice President and Chief
Information and Operations Officer

CAPITAL ONE, N.A.

By:	/s/ Richard D. Fairbank
Name: Richard D. Fairbank
Title: Chairman, CEO